                                                                   EXHIBIT 10.16


                               PLEDGE AGREEMENT
                                    between
                             MAGINET CORPORATION,
                                  as Pledgor
                                      and
                        THE CHASE MANHATTAN BANK, N.A.,
                                  as Pledgee


                          Dated as of August 15, 1995

                               TABLE OF CONTENTS
                               -----------------

Section                                                                    Page
-------                                                                    -----
SECTION 2.     DEFINITIONS AND PRINCIPLES OF CONSTRUCTION..................2
SECTION 3.     PLEDGE OF SECURITIES........................................3

SECTION 4.     APPOINTMENT OF AGENTS; ENDORSEMENTS.........................6

SECTION 5.     VOTING AND OTHER RIGHTS WHILE NO EVENT OF DEFAULT...........6

SECTION 6.     DIVIDENDS AND OTHER DISTRIBUTIONS ..........................7

SECTION 7.     REMEDIES IN CASE OF EVENT OF DEFAULT........................7
SECTION 8.     APPLICATION OF PROCEEDS....................................10
SECTION 9.     PURCHASERS OF PLEDGE COLLATERAL............................11
SECTION 10.    FURTHER ASSURANCES.........................................11
SECTION 12.    TRANSFER BY THE PLEDGOR....................................12

SECTION 13.    REPRESENTATIONS, WARRANTIES AND
               COVENANTS OF THE PLEDGOR...................................13
SECTION 14.    PLEDGOR'S OBLIGATIONS ABSOLUTE.............................13

SECTION 15.    REGISTRATION...............................................13

SECTION 16.    INDEMNITY..................................................14

SECTION 17.    TERMINATION; RELEASE.......................................15

SECTION 18.    NOTICES....................................................15

SECTION 19.    MISCELLANEOUS..............................................16


     *This Table of Contents is provided for convenience only and is not a part of the attached Pledge Agreement.

                                                                  EXECUTION COPY


                                PLEDGE AGREEMENT
                                ----------------


     PLEDGE AGREEMENT, dated as of August 15, 1995, between MAGINET CORPORATION, a corporation organized under the laws of the State of California, as pledgor (the "Pledgor"), and The Chase Manhattan Bank, N.A., a national banking
     --------
association, as collateral agent ("the Pledgee")for the benefit of the
                                       -------
Noteholders pursuant to the Appointment Agreement. Capitalized terms used herein shall have the meanings provided in Section 2.


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Pledgor and the Purchasers have entered into the Note Agreement providing for the issuance and sale of the Notes and the issuance of the Warrants as contemplated therein;

          WHEREAS, The Chase Manhattan Bank, N.A., the Pledgor and the Purchasers have entered into the Appointment Agreement providing for the appointment of The Chase Manhattan Bank, N.A. to act as collateral agent for the benefit of the Noteholders under the Security Documents (including this Agreement);

          WHEREAS, it is a condition precedent under the Note Agreement to each Purchaser's obligation, to purchase and pay for the Notes and to accept the Warrants to be issued under the Note Agreement that the Pledgor shall have executed and delivered to the Pledgee this Agreement;

          WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraphs and to induce the Purchasers to enter into the Note Agreement and to purchase and pay for the Notes and to accept the Warrants (and to induce any future Noteholders so to do);

          NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:


          SECTION 1. SECURITY. (a) This Agreement is for the benefit of the
                     --------
Pledgee as collateral agent for he Noteholders pursuant to the Appointment Agreement (and, to the extent provided in Section 16 of this Agreement, for the benefit of the Pledgee in its individual capacity) to secure: (i) the payment due of the principal of and interest in respect of the Notes and payment of all other obligations and liabilities (including without limitation indemnities, premium, if any, fees and interest thereon) of the Pledgor, now existing or hereafter incurred under, arising out of or in connection with the Note Agreement, each Note or any other Note Document (other than the Warrants); and (ii) the due performance and compliance with the terms of the Note Documents by the Pledgor (all such principal, interest, obligations and liabilities, collectively, the "Secured Obligations").
---------------------

          SECTION 2. DEFINITIONS AND PRINCIPLES OF CONSTRUCTION.  For all
                     ------------------------------------------
purposes of this Agreement: (i) capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Agreement; (ii) the principles of construction set forth in the Note Agreement shall apply; and (iii) as used herein, references to "this Agreement", "hereunder" and words of like meaning shall refer to this pledge agreement.

          As used in this Agreement:

          "Agreement" and "this Agreement" shall mean this pledge agreement,
           ---------       --------------
dated as of August 15, 1995, as the same may be modified, amended or supplemented from time to time.

          "Foreign Joint Venture Vehicle" shall mean a Joint Venture Vehicle
           -----------------------------
that is incorporated or organized outside of the United States or any State or territory thereof.

          "Legal Mortgage Subsidiaries" shall mean each of Pacific Pay Video
           ---------------------------
(HK) Limited, PPV Singapore Pte Ltd, Pacific Pay Video Pty. Limited, Pacific Pay Video New Zealand Limited and any other Subsidiary or Joint Venture Vehicle incorporated or established under the laws of a jurisdiction which utilizes the common law concepts of legal and equitable mortgages over shares of capital stock or similar equity interests.

          "Liquidating Dividend" shall have the meaning set forth in Section 6.
           --------------------
          "Maximum Foreign Pledge" shall mean, in respect of any Foreign
           ----------------------
Subsidiary or Foreign Joint Venture Vehicle: (i) prior to the occurrence of a Change in Tax Law Event, the number of Securities representing 66% (or such other threshold amount as may become relevant after the date hereof in determining whether a pledge under a pledge agreement would result in the undistributed earnings of such Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, as determined for Federal income tax purposes being treated as a deemed dividend to the Pledgor) of the total combined voting power of all classes of Securities of such Foreign Subsidiary or Foreign Joint Venture Vehicle entitled to vote; and (ii) on and following the occurrence of a Change in Tax Law Event, the number of Securities representing the maximum total combined voting power of all classes of Securities of such Foreign Subsidiary or Foreign Joint Venture Vehicle entitled to vote that may be pledged without creating a deemed dividend to the Pledgor.

          "Pledge Documents" shall mean: (i) this Agreement (and any other
           ----------------
pledge agreement in form and substance satisfactory to the Pledgee entered into as contemplated by this Agreement); (ii) the Note Agreement; and (iii) any other Note Document to which the Pledgee is or will be a party.

          "Secured Obligations" shall have the meaning set forth in Section 1.
           -------------------

          "Securities" shall mean, with respect to each Subsidiary or Joint
           ----------
Venture Vehicle, as relevant, all the issued and outstanding shares of capital stock or similar equity interests of such Subsidiary or Joint Venture Vehicle (and any options, warrants or other rights to purchase such capital stock or similar equity interests at any time prior to the date on which the Secured Obligations are discharged in full) owned by the Pledgor, including without limitation all such shares of capital stock, similar equity interests, options, warrants or other rights owned by the Pledgor on the date hereof and all such capital stock, options, warrants or other rights acquired by the Pledgor in the future. The Pledgor hereby represents and warrants that on the date hereof (i) the information set forth in Annex A concerning the Securities and Pledged Securities of each of its Subsidiaries and Joint Venture Vehicles set forth in Annex A is true and correct and (ii) there are no options, warrants, or other rights to purchase any such Securities outstanding.

          All Securities described as "Pledged Securities" in Annex A and all other Securities from time to time pledged, mortgaged or charged hereunder or under another Pledge Document are hereinafter referred to as the "Pledged
                                                                  -------
Securities," and the Pledged Securities, together the time held by the Pledgee
----------
hereunder, is hereinafter referred to as the "Pledge Collateral".
                                              -----------------

          SECTION 3. PLEDGE OF SECURITIES
                     ---------------------
          3.1   Pledge.  To secure the Secured Obligations and for the
                ------
purposes set forth in Section 1, the Pledgor: (i) hereby grants to the Pledgee a continuing security interest of first priority in all of the Pledge Collateral;
(ii) hereby pledges and deposits as security with the Pledgee (except as otherwise permitted in this Section 3) the Pledged Securities owned by the Pledgor on the date hereof and delivers to the Pledgee certificates therefor (to the extent such Pledged Securities are certificated) accompanied by stock powers for all such Pledged Securities duly executed in blank by the Pledgor (or such other instruments of transfer as are acceptable to the Pledgee); and (iii) hereby assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee (including by way of legal mortgage to the extent such Pledged Securities are issued by a Legal Mortgage Subsidiary) all of the Pledgor's right, title and interest in and to such Pledged Securities (and in and to the certificates or instruments (if any) evidencing such Pledged Securities), to be held by the Pledgee upon the terms and conditions set forth in this Agreement and the other Pledge Documents.

          3.2   Subsequently Acquired Securities.  If the Pledgor shall acquire
                --------------------------------
(by purchase, stock dividend or otherwise), at any time or from time to time after the date hereof, any additional Securities:

          (i) issued by a Subsidiary or Joint Venture Vehicle, as relevant, other than a Foreign Subsidiary or Foreign Joint Venture Vehicle, then the Pledgor will forthwith pledge and deposit such Securities as security with the Pledgee; or

          (ii) issued by a Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, and, as a result of such acquisition, the Pledged Securities in respect of such Foreign Subsidiary or Foreign Joint Venture Vehicle are less than such Foreign Subsidiary's or Foreign Joint Venture Vehicle's then existing Maximum Foreign Pledge, then the Pledgor will forthwith pledge, mortgage or charge hereunder (or under another pledge agreement in form and substance satisfactory to the Pledgee, if necessary under any applicable law or if otherwise desirable to carry into effect the purposes of this Agreement) and deposit (subject to the proviso below) as security with the Pledgee such additional Securities as are necessary so that the Pledged Securities in respect of such Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, are equal to such Foreign Subsidiary's or Foreign Joint Venture Vehicle's then existing Maximum Foreign Pledge; provided, however, that the Pledgor shall not
                                 -----------------
be required pursuant to this Section

3.2(ii) to deposit as security with the Pledgee Securities issued by a Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, organized and established after the date hereof (other than a Subsidiary or Joint Venture Vehicle organized under the laws of South Africa, the Securities of which shall be pledged to and deposited with the Pledgee under this Agreement (or under another pledge agreement in form and substance satisfactory to the Pledgee if necessary or otherwise desirable to carry into effect the purposes of this Agreement) so as to create a first priority Lien in favor of the Pledgee on such Securities) so long as such Securities are subject to Liens permitted under
Section 8.1(e) of the Note Agreement and the Lien created by this Agreement (or any other pledge agreement entered into as contemplated by this Agreement), which Lien under this Agreement may be junior to the Lien permitted by Section 8.1(e) of the Note Agreement,, and such Securities when pledged, mortgaged or charged hereunder shall thereafter constitute Pledged Securities, and the Pledgor will promptly deliver to the Pledgee a certificate executed by a Responsible Officer describing such Pledged Securities and certifying that the same have been duly pledged, mortgaged or charged with the Pledgee hereunder- (or under such other pledge agreement, as the case may be); provided, further,
                                                            -----------------
that the Pledgor will deposit such Securities with the Pledgee free and clear of any Lien other than the Lien created by this Agreement (or any other pledge agreement entered into as contemplated by this Agreement), which Lien shall then be a first priority Lien, promptly upon such Securities' no longer being subject to Liens permitted under Section 8.1(e) of the Note Agreement (whether because of release or otherwise);

and in each case (except as provided in the first proviso to Section 3.2(ii) and as provided in Section 3.5) deliver to the Pledgee certificates therefor accompanied by stock powers duly executed in blank by the Pledgor (or such other instruments of transfer as are acceptable to the Pledgee), Thereafter such Securities will constitute Pledged Securities, and the Pledgor will promptly deliver to the Pledgee a certificate executed by a Responsible Officer describing such Pledged Securities and certifying that the same have been duly pledged, mortgaged or charged with the Pledgee hereunder (or under such other pledge agreement, as the case may be).

          3.3 Uncertificated Securities. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Pledged Securities (whether now owned or hereafter acquired) are evidenced by an uncertificated security, the Pledgor shall promptly: (i) notify the Pledgee of such uncertificated security; (ii) take all actions required to perfect the security interest of the Pledgee therein under applicable law; and (iii) notify the Pledgee of such actions taken. The Pledgor further agrees: (i) to take such actions as the Pledgee deems necessary or reasonably desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder; and (ii) to provide an opinion of counsel satisfactory to the Pledgee with respect to any such pledge of uncertificated Pledged Securities upon the pledge thereof and at any other time promptly upon request of the Pledgee,

          3.4  Change in Tax Law Event.  If a Change in Tax Law Event occurs,
               -----------------------
then the Pledgor shall forthwith pledge, mortgage or charge hereunder (or under another pledge agreement in form and substance satisfactory to the Pledgee, if required by applicable law or if otherwise desirable to carry into effect the purposes of this Agreement), that portion of the Securities of each Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, held by the Pledgor and not heretofore pledged, mortgaged or charged pursuant to this Agreement (or another pledge agreement). Thereafter such Securities will constitute Pledged Securities, and the Pledgor will promptly deliver to the Pledgee a certificate executed by a Responsible Officer describing such Pledged Securities and certifying that the same have been duly pledged, mortgaged or charged with the Pledgee hereunder (or under such other pledge agreement, as the case may be).

          3.5  Certain Pledged Securities.Notwithstanding anything to the
               ---------------------------
contrary contained in this Section 3, for the purpose of enabling the Pledgee to exercise its rights under this Agreement, the Pledgor undertakes forthwith upon the execution of this Agreement, if it has not already done so, at the cost of the Pledgor, to procure the registration of the Pledged Securities issued by any Legal Mortgage Subsidiary in the name of the Pledgee or its nominee and to deposit or procure to be deposited with the Pledgee the certificates in respect of such Pledged Securities together with signed and undated letters of resignation in the form of Annex C from each director of each Legal Mortgage Subsidiary appointed by the Pledgor. If the Pledgor shall acquire any additional Securities issued by any Legal Mortgage Subsidiary, which Securities are required to be pledged, mortgaged or charged hereunder pursuant to Sections 3.2
(ii) or 3.4, the Pledgor shall promptly upon receipt of such Securities (and at its own expense) pledge, mortgage or charge such Securities hereunder (or under another pledge agreement in form and substance satisfactory to the Pledgee, if necessary under any applicable law or if otherwise desirable to carry into effect the purposes of this Agreement) and register such Securities in the name of the Pledgee or its nominee and deposit the certificates in respect of such Securities with the Pledgee; provided, however, that so long as such
                             -----------------
Securities are not required to be deposited with the Pledgee pursuant to the provisos to Section 3.2(ii), the Pledgor shall not be required to either register such Securities in be name of the Pledgee or in nominee nor deposit such Securities with the Pledgee. Thereafter such Securities will constitute Pledged Securities, and the Pledgor will promptly deliver to the Pledgee a certificate executed by a Responsible Officer describing such Pledged Securities and certifying that the same have been duly pledged, mortgaged or charged with the Pledgee hereunder (or under such other pledge agreement, as the case may be).

          SECTION 4.  APPOINTMENT OF AGENTS; ENDORSEMENTS.  The Pledgee shall
                      -----------------------------------
have the right to appoint one or More agents for the purpose of retaining physical possession of the Pledged Securities and other Pledge Collateral, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blankor in favor of the Pledgee or any nominee or nominees of the Pledgee or an agent appointed by the Pledgee.

          SECTION 5.  VOTING AND OTHER RIGHTS WHILE NO EVENT OF DEFAULT.
                      -------------------------------------------------
Unless and until an Event of Default shall have occurred and be continuing:

          (a) the Pledgor shall be entitled to vote any and all Pledged Securities other than those issued by Legal Mortgage Subsidiaries and to give consents, waivers or ratifications in respect thereof;

          (b) the Pledgee shall be entitled to vote any and all Pledged Securities issued by Legal Mortgage Subsidiaries and to give consents, waivers or ratifications in respect thereof and to otherwise exercise any and all rights and powers attaching to such Pledged Securities, in each case as the Pledgor may direct from time to time by notice in writing to the Pledgee; provided, however,
                                                              -----------------
that the Pledgee shall be under no obligation to so vote or give such consents, waivers or modifications or otherwise act unless it shall have first received from the Pledgor the amount of any payments required to be made in order for such rights or powers to be validly exercised; and provided, further, that in
                                                             ------------------
the absence of any such direction or receipt of such amounts from the Pledgor the Pledgee shall abstain from exercising such voting or other rights or powers; and

          (c) The Pledgee shall not utilize any director's resignation letter delivered in connection with Section 3.5 of this Agreement;
provided, that in no event shall the Pledgor cast any vote, or give any consent,
--------
waiver or ratification or take any action or direct the Pledgee pursuant to clause (b) above to take any such action which would violate or be inconsistent with any of the terms of this Agreement, any other Note Document or any other instrument or agreement referred to herein or therein or which would have the effect of impairing the position or interests of the Pledgee or any Noteholder, All such rights of the Pledgor to vote and to give consents, waivers and ratifications or to direct the Pledgee pursuant to clause (b) above shall cease upon the earlier to occur of: (i) delivery to the Pledgor of written notice from any Noteholder pursuant to Section 9.1 of the Note Agreement or the Pledgee stating that an Event of Default has occurred and is continuing; or (ii) a Responsible Officer obtaining knowledge of any condition or event which constitutes an Event of Default, when Section 7 shall become applicable; provided, that the Pledgee shall be under no duty to deliver the written notice
---------
described in clause (i) of the foregoing unless and until it has received a notice from any Noteholder stating that an Event of Default has occurred and is continuing.

          SECTION 6. DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until an
                     ---------------------------------
Event of Default shall have occurred and be continuing:

          (a) all cash dividends payable in respect of the Pledged Securities other than Pledged Securities issued by Legal Mortgage Subsidiaries shall be paid directly to the Pledgor; and

          (b) all cash dividends payable in respect of Pledged Securities issued by Legal Mortgage Subsidiaries shall be paid directly to the Pledgee, which will pay the amount of such dividends received by it (after taking into account deductions for withholding or any similar tax) to the Pledgor as soon as practicable after receipt;

provided, that, notwithstanding any of the foregoing, all cash dividends payable
--------
in respect of the Pledged Securities which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital (each, a "Liquidating Dividend") shall be paid directly to the Pledgee and retained by it as part of the Pledge Collateral unless the event creating such Liquidating Dividend was permitted by, and did not otherwise result in an Event of Default occurring under, the Note Agreement.

The Pledgee shall aho be entitled to receive directly, and to retain as part of the Pledge Collateral:

          (i) all other or additional stock or securities of a Subsidiary or Joint Venture Vehicle, as relevant, paid or distributed by way of dividend in respect of the Pledged Securities;

          (ii) all other or additional stock or other securities or property (including cash) paid or distributed in respect of the Pledged Securities by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (iii) all her or additional stock or other securities or property which may be paid in respect of the Pledge Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization or otherwise;

except, in each case, prior to the occurrence and continuance of an Event of
------
Default, to the extent the receipt of such stock dividends and other securities distributions would cause the Pledged Securities in respect of any Foreign Subsidiary or Foreign Joint Venture Vehicle, as relevant, to exceed such Foreign Subsidiary's or Foreign Joint Venture Vehicle's Maximum Foreign Pledge, in which case the Pledgee shall be entitled to receive directly and retain as part of the Pledge Collateral such amount of stock dividends and securities distributions as is equal, together with the Pledged Securities previously pledged, to such Foreign Subsidiary's or Foreign Joint Venture Vehicle's then existing Maximum Foreign Pledge.

          SECTION 7. REMEDIES IN CASE OF EVENT Of DEFAULT.  In case an Event of
                     ------------------------------------
Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all the rights, powers and remedies vested in it (whether vested in it by this Agreement, by any other Note Document or by law) for the protection and enforcement of its rights in respect of the Pledge Collateral, and the Pledgee shall be entitled without limi-tation to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

          (a) to receive all amounts payable in respect of the Pledge Collateral otherwise payable under Section 6 to the Pledgor;

          (b) to the extent permitted by law and to the extent not previously transferred, to transfer all or any part of the Pledged Securities into the Pledgee's name or the name of its nominee or nominees;

          (c) to vote all or any part of the Pledged Securities (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Pledge Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, as further provided in paragraph (e) below);

          (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Pledge Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee may determine, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor.
The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Pledge Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Pledge Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Noteholders may bid for and purchase all or any part of the Pledge Collateral so sold free from any such right or equity of redemption.
None of the Pledgee or the Noteholders shall be liable for failure to collect or realize upon any or all of the Pledge Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

          (e) (i) The Pledgor hereby irrevocably appoints the Pledgee as its attorney-infact with right of substitution, so that the Pledgee or any other Person empowered by the Pledgee shall be authorized, without need of further authorization from the Pledgor, upon the occurrence and continuance of an Event of Default and in preservation of the rights of the Pledgee and the Noteholders hereunder:

               (A) to effect the sale of any of the Pledge Collateral in one or more transactions to the extent permitted by law and in such other manner as may be determined by the attorney-in-fact, including the direct sale without public auction of any such Pledge Collateral at such price, and upon such terms as may be determined by such attorney-in-fact;

          (B) to enter upon any premises where the Pledge Collateral or any part thereof may be located Without the need for a court order or other form of authority otherwise than upon the authority granted herein;

          (C) to take and retain actual possession and control of any such Pledge Collateral as receivers without bond or otherwise, and transport any such Pledge Collateral to any location as determined by such attorney-in-fact;

          (D)  to administer, manage and use any of the Pledge Collateral;

          (E) to conclude any agreement and collect any moneys thereunder or otherwise due to the Pledgor in respect of, or generated through the usage of, any of the Pledge Collateral;

          (F) to exercise any of the rights of the Pledgor arising under or in connection with the Pledge Collateral or to delegate to another Person, in substitution of such attorney-in-fact, the exercise of such rights of the Pledgor, under such terms as such attomey-in-fact shall deem proper or necessary;

          (G) to collect, claim and receive all moneys and avail itself of all benefits that accrue and that may become due and payable to the Pledgor with respect to the Pledge Collateral and to hold the same as security for the timely payment and discharge by the Pledgor of the Secured Obligations;

          (H) to send written notice to any Subsidiary or Joint Venture Vehicle of the Pledgor instructing such Subsidiary or Joint Venture Vehicle to pay all moneys due and owing to the Pledgor from time to time (whether payable in U.S. dollars, in another convertible foreign currency or otherwise), with respect to the Pledge Collateral to such bank accounts as shall be designated in the notice;

          (I) to institute and maintain such suits and proceedings as such attorney-in-fact shall deem expedient to prevent any impairment of the Pledge Collateral or to preserve and protect such attorney-in-fact's interest therein;

          (J) to execute and deliver such deeds of conveyance or sale as may be necessary or proper for the purpose of conveying full title and ownership, free from any claims and rights of the Pledgor, to any of the Pledge Collateral, after foreclosure thereof; and

          (K) in general, to sign such agreements and documents and perform such acts and things required, necessary or, in the opinion of such attorney-in-fact, advisable, to fully accomplish the purpose hereof.

     (ii) This special power of attorney shall be deemed coupled with an interest, and cannot be revoked by the Pledgor until the discharge in full of the Secured Obligations. Upon the earlier to occur of: (A) delivery to the Pledgor of written notice from any Noteholder pursuant to a notice delivered under Section 9.1 of the Note Agreement or the Pledgee stating that an Event of Default has occurred and is continuing; or
(B) a Responsible Officer obtaining knowledge of any condition or event which constitutes an Event of Default, the Pledgor shall abstain from exercising any rights with respect to the Pledge Collateral which shall be inconsistent with the exercise of the rights and functions herein granted to the Pledgee as attorney-in-fact, including abstaining from collecting, claiming and receiving any moneys with respect to the Pledge Collateral; provided, that in the Pledgee
                                                  --------
shall be under no duty to deliver the written notice described in clause (A) of the foregoing unless and until it has received a notice from any Noteholder stating that an Event of Default has occurred and is continuing. To the extent that the Pledgor shall receive any moneys in respect thereof notwithstanding the provisions of this paragraph (ii), it shall be deemed to have received such funds for the account of the Pledgee and shall hold the same in trust and promptly pay the same to the Pledgee or as it may direct from time to time.

          SECTION 8. APPLICATION OF PROCEEDS.  All moneys collected by the
                     -----------------------
Pledgee upon any sale or other disposition of the Pledge Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied in the following order of priority:

          (a) FIRST, to the payment of such amounts as are due and payable to the Pledgee or any of its agents (or any prior collateral agent) pursuant to this Agreement or the Appointment Agreement, including the payment of all costs and expenses incurred by the Pledgee in connection with such sale, the delivery of the Pledge Collateral or the collection of any such moneys (including, without limitation, attorneys' fees and expenses);

          (b) SECOND, to the payment of the Secured Obligations in the following order of priority to the extent such amounts are not sufficient to repay the Secured Obligations in full and within each category on a pro rata basis among the Noteholders:

          (i) to the payment of charges, fees, indemnity obligations, costs and expenses due under the Note Agreement or the other Note Documents to the Noteholders;

          (ii) to the payment of interest on interest which became overdue, if any, with respect to the Notes;

          (iii) to the payment of interest on principal with respect to the Notes which became overdue;

          (iv)   to the payment of interest accrued with respect to the Notes;

          (v)    to the payment of principal with respect to the Notes; and

          (vi)   to the payment of premium, if any, with respect to the Notes.

          (c) THIRD, any balance of such money as directed in writing by the Pledgor.

          SECTION 9. PURCHASERS OF PLEDGE COLLATERAL.  Upon any sale of the
                     -------------------------------
Pledge Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledge Collateral so sold; and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          SECTION 10.  FURTHER ASSURANCES.  Without limitation to the provisions
                       ------------------
of Section 7, the Pledgor agrees that it will (in each case at its own expense):

          (a) prepare, execute, file and refile such financing statements, continuation statements and other documents in such offices as may be necessary or reasonably desirable and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Pledge Collateral, and the Pledgee agrees to execute such financing statements and other documents prepared by the Pledgor, and the Pledgor hereby irrevocably authorizes the Pledgee following am Event of Default, as its attorney-in-fact, to file or cause to be filed such financing statements and amendments thereto and other documents relative to all or any part of the Pledge Collateral without the signature of the Pledgor where permitted by law;

          (b) comply with the requirements of Section 7.13 of the Note Agreement (which provision is incorporated in full herein by reference);

          (c) do such further acts and things (including, without limitation, paying all required documentary and other stamp tax) and execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments (including without limitation one or more pledge agreements in form and substance satisfactory to the Pledgee) as may be reasonably required or deemed advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder; and

          (d) cause its Legal Mortgage Subsidiaries and each director thereof appointed at any time by the Pledgor or any Subsidiary of the Pledgor: (i) to register immediately in the register of members or similar document of the Legal Mortgage Subsidiary any transfer of Pledged Securities which the Pledgee may request according to the terms of this Agreement; and (ii) to deliver to the Pledgee a signed and undated letter of resignation from such director, in the form of Annex C.

          SECTION 11.  THE PLEDGEE. (a) The Pledgee will hold in accordance with
                       ------------
the terms and provisions of the Appointment Agreement (which terms and provisions are incorporated in full herein by reference) all Pledge Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Pledge Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in the Appointment Agreement, and no implied covenants or obligations shall be read into this Agreement against the Pledgee.

          (b) In case of any litigation under this Agreement, or in case of any enforcement of remedies or exercise of rights upon the occurrence of an Event of Default, or in case the Pledgee deems that, by reason of any present or future law of any jurisdiction, it may not or may not effectively exercise any of the powers, rights or remedies herein granted to it or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, the Pledgee shall be entitled to appoint, to the extent consistent with applicable law, one or more separate or additional co-agents.

          In the event that the Pledgee appoints an individual or institution as a separate or additional co-agent: (i) any appointment of any such co-agent by the Pledgee shall be made only with the prior written consent of the Pledgor and the Required Holder(s) (except that, if the Pledgee shall have received written notice from any Holder of Secured Obligations that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed; and (ii) each and every remedy, power, right, title, interest, trust, duty and obligation expressed or intended by this Agreement to be exercised by or vested in, conveyed to or imposed upon, the Pledgee with respect thereto shall be exercisable by and vest in such separate or additional co-agent but only to the extent necessary, appropriate or desirable to enable such separate or additional co-agent to exercise or have vested in it such powers, rights, trusts, titles, interests, duties and obligations and remedies, and every covenant and obligation necessary, appropriate or desirable to the exercise thereof by such separate or additional co-agent shall run to and be enforceable by either or any of them.

     The Pledgee shall have the right to terminate the appointment of any such co-agent hereunder with the prior written consent of the Pledgor and the Required Holder(s) (except that, if the Pledgee shall have received written notice from any Holder that a Default or an Event of Default has occurred and is continuing, such consent shall be required only of the Required Holder(s)), which consent shall not be unreasonably withheld or delayed. Should any instrument in writing from the Pledgor be required by the separate or additional co-agent so appointed by the Pledgee to more fully and certainly vest in and confirm to it such remedies, rights, powers, titles, interests, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Pledgor. In case any separate or additional co-agent, or a successor to either, shall become incapable of acting, resign or be removed, all the remedies, rights, powers, titles, interests, trusts, duties and obligations of such separate or additional co-agent; so far as permitted by law, shall vest in and be exercised by the Pledgee until the appointment of a new agent or successor to such separate or additional co-agent.

          SECTION 12.  TRANSFER BY THE PLEDGOR.  The Pledgor will not assign,
                       ------------------------
sell or otherwise dispose of grant any option with respect to, or create, incur, assume or suffer to exist any Lien on any portion of the Pledge Collateral or any other Securities, except: (i) liens in favor of Persons other than the Noteholders permitted under

Section 8.1 of the Note Agreement; and (ii) Liens created by this Agreement and by any other Pledge Document.

          SECTION 13.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGOR.
                       ---------------------------------------------------------
The Pledgor represents and warrants that: (i) it is the legal, record and beneficial owner of, and has good and marketable title to, the Securities described as owned by it on Annex A hereto in existence on the date hereof, subject to no Lien (except the Lien created by this Agreement); (ii) it has full power, authority and legal right to pledge all such Securities pursuant to this Agreement; (iii) all the shares of such Securities have been duly and validly issued, are fully paid and nonassessable; (iv) this Agreement (and any other pledge agreement entered into as contemplated by this Agreement) creates, as security for the Secured Obligations, a valid and enforceable first priority perfected Lien on all of the Pledge Collateral in existence on the date hereof, in favor of the Pledgee for the benefit of the Noteholders, subject to no Lien in favor of any other Person; (v) other than registrations and filings described on Annex B hereto (all of which have been made prior to the date hereof or will be made within the relevant statutory period) no consent, filing, recording or registration is required to perfect the Lien purported to be created by this Agreement; and (vi) the stock powers are duly executed and delivered and give the Pledgee the rights and authority they purport to give. The Pledgor covenants and agrees that: (i) it will defend the Pledgee's right, tide and lien in and to the Pledge Collateral against the claims and demands of all Persons; and (ii) it will take all actions within its powers to ensure that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Pledge Collateral hereunder.

          SECTION 14.  PLEDGOR'S OBLIGATIONS ABSOLUTE.  The obligations of the
                       ------------------------------
Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from, the Note Agreement, any Note or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Note Agreement, any Note or any other such instrument or agreement or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of the Note Agreement, any Note or any other such instrument or agreement; (iii) any furnishing of any additional security to the Pledgee or any acceptance thereof or any sale, exchange, release, surrender or realization of or upon any security by the Pledgee; or (iv) any invalidity, irregularity or unenforceability of all or part of the Secured Obligations or of any security therefor or the termination or release of any security therefor.

          SECTION 15.  REGISTRATION. (a) If an Event of Default shall have
                       -------------
occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any securities law or laws, or listing requirements, to be effected with respect to all or any part of the Pledged Securities, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Securities, including without limitation, registration under any applicable securities laws (including the Securities Act) and appropriate compliance with any other governmental and listing requirements, provided that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other documents incident thereto as the Pledgee from time to time may reasonably request, and agrees to indemnify and hold harmless the Pledgee and all others participating in such registration, qualification or compliance (or the distribution of such Pledged Securities) against all losses, liabilities, claims or damages caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Securities pursuant to Section 7 such Pledged Securities or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under any applicable securities law or laws (including the Securities Act), the Pledgee may sell such Pledged Securities or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration, provided that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee: (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under such securities laws; (ii) may approach and negotiate with a single possible purchaser to effect such sale; and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Securities or any part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price which the Pledgee (acting in accordance with instructions from the Required Holder(s)) may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          SECTION 16.  INDEMNITY. (a) The Pledgor covenants and agrees to pay to
                       ----------
the Pledgee from time to time, and the Pledgee shall be entitled to, reasonable compensation for all services rendered by it, and the Pledgor will pay or reimburse the Pledgee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Pledgee in accordance with any of the provisions of this Agreement or any other Pledge Document (including the compensation and the expenses and disbursements of its agents and counsel and of all Persons not regularly in its employ).

          (b) The Pledgor also covenants to indemnify the Pledgee (which, for purposes of this Section 16, shall include in directors, officers, employees and agents) for, and to hold it harmless from and against, any and all loss, liability or expense reasonably incurred without gross negligence, wilful misconduct or bad faith on the part of the Pledgee, arising out of or in connection with the acceptance or administration of this trust, the exercise of any rights and remedies arising out of this Agreement or any other Pledge Document, or the performance of any of its duties, including the reasonable costs and expenses of defending itself against any claim of liability and in enforcing any provision of this Agreement or any other Pledge Document (except any liability incurred with gross negligence, wilful misconduct or bad faith on the part of the Pledgee), with interest thereon at a rate equal to that in the Pledgee's customary banking practice with respect to overdrafts (including the imposition of interest, fund, wage and administrative fees) from the date the same shall have been paid until actually reimbursed.

          (c) The obligations of the Pledgor under this Section 16 to compensate and indemnify the Pledgee and to pay or reimburse the Pledgee for reasonable expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction, discharge or other termination of this Agreement and any other Pledge Document and the resignation or removal of the Pledgee hereunder

          (d) To secure payment of such compensation, reimbursement and indemnification, the Pledgee shall have a claim and Lien prior to that of any party, which claim and Lien shall constitute Secured Obligations secured by this Agreement.


          SECTION 17.  TERMINATION: RELEASE, Upon:
                       --------------------
          (a) the receipt by the Pledgee of a certificate executed by each Purchaser certifying that the conditions set forth in Section 5.3 of the Note Agreement to the release of the Pledge Collateral have been satisfied; or

          (b) the date on which the Secured Obligations have been discharged in full;

this Agreement shall terminate, and the Pledgee, at the written request and expense of the Pledgor, will promptly execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor, without recourse and without any representation or warranty, such of the Pledge Collateral as may be in the possession of the Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder,

          SECTION 18.  NOTICES.  All notices and other communications hereunder
                       -------
shall be in the English language, in writing and made at the addresses, in the manner and with the effect provided in Section 11.10 of the Note Agreement, provided that, for this purpose, the address of the Pledgee shall be as follows:

                       The Chase Manhattan Bank, N.A.
                       Corporate Trust Administration
                       4 Chase MetroTech Center,
                       3rd Floor, Brooklyn,
                       New York 11245
                       Facsimile: (718) 242-5885 or
                       (718) 242-3529

or sent to the Pledgee at such other address as it may designate for itself by notice given in accordance with this Section 18.


          SECTION 19.  MISCELLANEOUS.
                       -------------

          19.1   Benefit of Agreement.
                 --------------------

This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto and shall inure to the benefit of the Noteholders; provided, however,
                                                          -----------------

 that the Pledgor may not, without the prior written consent of the Pledgee (acting on the instructions of all the Noteholders), assign or transfer any of its rights or obligations hereunder. The Pledgee may transfer, assign or grant its rights hereunder in connection with an assignment or transfer of all or any part of its interest in and rights under this Agreement pursuant to the provisions of Sections 10 and 11 of the Appointment Agreement,

          19.2   Amendment, Waiver.
                 -----------------
This Agreement may be changed, waived, discharged or terminated only with the written consent of the Required Holder(s), the Pledgor and the Pledgee.

          19.3   Governing Law.
                 -------------

  This Agreement is a contract made under the laws of the State of New York of the United States and shall for all purposes be construed and enforced in accordance with, and the rights of parties shall be governed by, the laws of such State.

          19.4   Section Headings, Counterparts.
                 ------------------------------

  The headings of the several sections and subsections in this Agreement and the title of this Agreement are inserted for convenience only and shall not any way affect the meaning or construction of any provision of this Agreement. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

          19.5   Severability.
                 ------------

  Any prov Any provision of this Agreement which is prohibited orunenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition orunenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          19.6   Consent to Jurisdiction: Service of-Process.
                 -------------------------------------------

For the purposes of assuring that the Pledgee and the Noteholders may enforce their respective rights under this Agreement, the Pledgor for itself and its successors and assigns, hereby irrevocably: (i) agrees that any legal or equitable action, suit or proceeding against the, Pledgor arising out of or relating to this Agreement or the other Note Documents (including, without limitation, the Agreement of Assignment as Collateral, dated as of the date hereof, among the Pledgor, the Pledgee and the Purchasers), or any transaction contemplated hereby or the subject matter of any of the foregoing may be instituted in any state or Federal court in the Borough of Manhattan in the State of New York; (ii) waives any objection which it may now or hereafter have to the venue of any action, suit or proceeding in the State of New York or any claim of forum non conveniens in the State of New York; and (iii) irrevocably
         --------------------
submits itself to the non-exclusive jurisdiction of any state or Federal court of competent jurisdiction in the Borough of Manhattan in the State of New York for purposes of any such action, suit or proceeding. Without limiting the foregoing, the Pledgor hereby appoints, in the case of any such action or proceeding brought in the courts of or in the State of New York, CT Corporation System, with offices on the date hereof at 1633 Broadway, New York, New York 10019, to receive, for it and on its behalf, service of process in the State of New York with respect thereto, provided the Pledgor may appoint any other person, reasonably acceptable to the Pledgee (acting on the instructions of the Required Holder(s)), with offices in the State of New York to replace such agent for service of process upon delivery to the Noteholders of a reasonably acceptable agreement of such new agent agreeing so to act. The Pledgor agrees that service of process by means of notice (as provided in Section 11.10 of the Note Agreement) of any such action, suit or proceeding with respect to any matter as to which it has submitted to jurisdiction as set forth in this Section
19.6 shall be taken and held to be valid personal service upon it.

          19.7   No Waiver: Remedies Cumulative.
                 ------------------------------

No failure or delay on the part of the Pledgee or any Noteholder in exercising any right, power or privilege hereunder or under any other Pledge Document, as the case may be, and no course of dealing between the' Pledgor and the Pledgee or any Noteholder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Pledge Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Pledge Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Pledgee or any Noteholder, as the case may be, would otherwise have. No notice to or demand on the Pledgor in any case shall entitle the Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Pledgee or any Noteholder to any other or further action in any circumstances without notice or demand.

          19.8   New Secured Lenders.
                 -------------------

The parties acknowledge that Section 8.1 of the Note Agreement contemplates that the Noteholders may enter into an intercreditor agreement for the purpose of sharing the Pledge Collateral with the other parties to such agreement in accordance with the terms thereof. It is understood that at the time of such event, the Pledgor, the Pledgee and the Noteholders will investigate whether and how this Agreement may be amended to accommodate and give effect to such an intercreditor agreement.

          IN WITNESS WHEREOF, The Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                    MAGINET CORPORATION



                                    By :  /s/  James A. Barth
                                    Name  :     James A. Barth
                                    Title :     Chief Financial Officer



                                    THE CHASE MANHATTAN BANK, N.A., as
                                    Collateral Agent



                                    By: /s/
                                      Name    :
                                      Title   :



          IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                    MAGINET CORPORATION,



                                    THE CHASE MANHATTAN BANK, N.A.

                                    By: /s/ Rosama E. Abueva
                                    Name:  ROSANNA E. ABUEVA
                                    Title: SECOND VICE PRESIDENT

                                                              ANNEX A to
                                                        PLEDGE AGREEMENT


                   LIST OF SECURITIES AND PLEDGED SECURITIES
                   -----------------------------------------

                                       Number of           Number of
      Name of Subsidiary or           Securities      Pledged Securities    Percentage of Outstanding
      Joint Venture Vehicle        (ordinary shares)   (ordinary shares)     Shares of Capital Stock

                                                                            Owned by     Pledged by
Pledgor                                                                      Pledgor       Pledgor

Pacific Pay Video (HK) Limited          10,000                6,600           100%           66%

PPV Signapore Pte Ltd.                  100,000              66,000           100%           66%

PPV Signapore Pte Limited (ACN)           100                  66             100%           66%
059 748 588)

Pacific Pay Video New Zealand             100                  66             100%           66%
Limited

Pacific Pay Video (Korea) Ltd.          266,667              176,000           85%           66%

Pacific Pay Video International          1,000                1,000           100%          100P%

Pacific Pay Video Limited                 100                  100            100%          100%

                                                                      ANNEX B to
                                                                PLEDGE AGREEMENT

                           Registrations and Filings
                           -------------------------

1.   Hong Kong
     ---------

     Registration of the name of the Pledgee in the register of members or shareholders of the Subsidiary.

2.   Singapore
     ---------

     Registration of the name of the Pledgee in the register of members or shareholders of the Subsidiary.

3.   Australia
     ---------

     Registration of the name of the Pledgee in the register of members or shareholders of the Subsidiary.

4.   New Zealand
     -----------

     Registration of the name of the Pledgee in the register of members or shareholders of the Subsidiary.

5.   Korea
     -----

     None.

6.   California
     ----------

     UCC-1 Financing Statement filed with the California Secretary of State.

7.   Japan
     -----

     None.

                                                                      ANNEX C to
                                                                PLEDGE AGREEMENT


                     Form of Director's Resignation Letter
                     --------------------------------------


To:  The Board of Directors of
[name of Subsidiary/Joint Venture Vehicle] (the "Company")


I, [name], hereby resign my position as a director of the Company with effect from the date set forth below and waive all claims to fees or compensation in connection with my resignation.


Dated this____  date of____.[signature]


[name]